EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports 2011 Second-quarter Results and EPS of $0.40

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

Irvine, Calif. (Aug. 1, 2011)—Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced its operating results for the second quarter ended June 30, 2011.

Results for the second-quarter period ended June 30, 2011:

•	consolidated revenues rose 3.3 percent to $487.7 million, compared to the same period in 2010, driven primarily by growth in rate and skilled mix in the inpatient services segment;
•	consolidated adjusted EBITDAR increased 7.0 percent to $67.4 million and adjusted EBITDAR margin grew 50 basis points to 13.8 percent, compared to normalized data for the same period in 2010;
•	diluted earnings per share from continuing operations was $0.40 on 26.2 million weighted-average diluted shares; and
•	free cash flow was $6.1 million.

     Regarding the Company’s second-quarter results, William A. Mathies, Sun’s chairman and chief executive officer, stated, “Revenue growth and EBITDAR margin growth in the quarter were in line with our expectations, leading to $0.40 EPS for the quarter from continuing operations. Our focus on attracting and caring for high-acuity, short-stay patients resulted in a 70 basis point increase in skilled mix days for the quarter, compared to the second quarter of 2010. We have been particularly pleased with the performance of our hospice business line, including the integration of the recently acquired Countryside Hospice operations.” Mathies concluded, “We are reviewing the impact of the recently published CMS final rule, and I note that our $88.5 million of cash provides us with flexibility to meet the challenges that the CMS action presents.”

Segment Updates

     Sun’s inpatient services business reported year-over-year revenue growth in the quarter of $16.7 million, or 4.0 percent, and adjusted EBITDAR of $76.8 million for the quarter, up $5.0 million or 6.9 percent compared to the same quarter prior year. Adjusted EBITDAR margin for inpatient services in the quarter was 17.6 percent, up 50 basis points from the same period in 2010. Skilled mix revenue as a percent of total revenue increased by 310 basis points (to 41.3 percent) compared to the same quarter of 2010, driven by continued growth in new admissions and stabilization in patient length of stay.  In the quarter, the number of Rehab Recovery Suites® (RRS) beds was increased by an additional 80 beds, enhancing the ability to attract high acuity patients. These additional beds bring total available RRS beds to 2,072, an increase of 26.9 percent over the same quarter in 2010.

     Included in the inpatient segment, revenues from SolAmor, Sun’s hospice business, increased $3.5 million from $11.4 million in the second quarter of 2010 to $14.9 million in the second quarter of 2011. Same-store revenue growth in the quarter was 9.7 percent or $1.1 million. An additional $2.4 million of revenue growth was attributable to the Countryside acquisition.

     SunDance, Sun’s rehabilitation therapy services business, reported adjusted EBITDAR of $3.8 million, down from the prior-year quarter due to changes in concurrent therapy reimbursement, which was effective on Oct. 1, 2010, and also due to the implementation of the multiple procedure payment reduction (MPPR), which was effective on Jan. 1, 2011. For the quarter, SunDance’s adjusted EBITDAR margin was 6.0 percent, an improvement of 100 basis points sequentially over the first quarter 2011.

     CareerStaff, Sun’s medical staffing services segment, reported revenues of $22.7 million for the quarter, down 2.9 percent compared to revenues in the same quarter of 2010. Despite the decline in revenues, CareerStaff achieved adjusted EBITDAR of $1.8 million and an adjusted EBITDAR margin of 8.0 percent for the quarter.

Cash Flow, Capital Structure and Rent Expense

     At June 30, 2011, Sun had $88.5 million in cash and $150.5 million of long-term debt. Sun’s free cash flow for the second quarter of 2011 was $6.1 million, after taking into account $9.3 million of cash used for capital expenditures in the quarter. Rent expense in the quarter reflected the second full quarter in which the increased rents resulting from Sun’s 2010 restructuring were paid. Rent expense in the second quarter totaled $37.0 million, consistent with first quarter rent of $36.9 million.

Withdrawal of Full-Year 2011 Guidance

     On July 29, 2011, the Centers for Medicare and Medicaid Services (“CMS”) published its final rule for skilled nursing facilities, which establishes Medicare rates for fiscal year 2012 commencing on Oct. 1, 2011. The CMS final rule includes, among other things, a parity adjustment that decreases rates by as much as 11.1 percent and adjustments related to reimbursement for therapy services. Based on the complex nature of the final rule and its impact on the Company's business, Sun is withdrawing its previously announced financial guidance to investors for 2011. Sun anticipates providing updated guidance for the remainder of 2011 later this quarter.

Conference Call

     As previously announced, investors and the general public are invited to listen to a conference call with Sun’s senior management on Tuesday, Aug. 2, 2011, at 10 a.m. Pacific / 1 p.m. Eastern, to discuss the Company’s second-quarter results for the period ended June 30, 2011.

     To listen to the conference call, dial (877) 681-3378 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Aug. 2, 2011, until midnight Eastern on Sept. 2, 2011, by calling (888) 203-1112 and using access code 8470544.

About Sun Healthcare Group, Inc.

     Sun Healthcare Group, Inc. (NASDAQ: SUNH) is a healthcare services company, serving principally the senior population, with consolidated annual revenues in excess of $1.9 billion and approximately 30,000 employees in 46 states. Sun's services are provided through its subsidiaries: as of June 30, 2011, SunBridge Healthcare and its subsidiaries operate 165 skilled nursing centers, 14 combined skilled nursing, assisted and independent living centers, 10 assisted living centers, two independent living centers and eight mental health centers with an aggregate of 22,898 licensed beds in 25 states; SunDance Rehabilitation provides rehabilitation therapy services to affiliated and non-affiliated centers in 38 states; CareerStaff Unlimited provides medical staffing services in 45 states; and SolAmor Hospice provides hospice services in 10 states. For more information, go to www.sunh.com.

Forward-looking Statements

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Forward-looking statements in this release include the Company’s expectation that its $88.5 million of cash provides flexibility to meet the challenges in the industry as well as all other statements regarding the expected results of operations, growth opportunities and plans and objectives of management for future operations, including expectations concerning the expansion of the Company’s RRS portfolio, acquisitions and the impact of changes in the Medicare payment system. Factors that could cause actual results to differ are identified in filings made by the Company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including with respect to CMS’s recently announced final rule, and the Company’s ability to mitigate the impact of such changes; the impact that healthcare reform legislation will have on the Company's business; the ability to maintain the occupancy rates and payor mix at the Company's healthcare centers; potential liability for losses not covered by, or in excess of, insurance; the effects of government regulations and investigations; the ability of the Company to collect its accounts receivable on a timely basis; the amount of the Company's indebtedness; covenants in debt agreements and leases that may restrict the Company's activities, including the Company's ability to make acquisitions and incur more indebtedness on favorable terms; the impact of the economic downturn on the business; increasing labor costs and the shortage of qualified healthcare personnel; and the Company's ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect the Company's business and financial results are included in Sun's filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun's web site, www.sunh.com. There may be additional risks of which the Company is presently unaware or that it currently deems immaterial.

     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Sun cautions investors that any forward-looking statements made by Sun are not guarantees of future performance and are only made as of the date of this release. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

     EBITDA, adjusted EBITDA, adjusted EBITDAR and free cash flow, as used in this press release and in the accompanying tables, which are non-GAAP financial measures, are each reconciled to their respective GAAP-recognized financial measures in the accompanying tables.  In addition, normalizing adjustments to adjusted EBITDAR and other financial measures, as discussed in this press release and shown in the accompanying tables, are non-GAAP adjustments, and are reconciled to GAAP financial measures in the accompanying tables.

###

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2011	June 30, 2010

Revenue	$487,674	$471,908

Depreciation and amortization	7,762	12,462

Interest expense, net	4,855	11,689

Pre-tax income	17,563	17,760

Income tax expense	7,201	7,135

Income from continuing operations	10,362	10,625

Loss from discontinued operations	(416)	(652)

Net income	$9,946	$9,973

Diluted earnings per share	$0.38	$0.67

Adjusted EBITDAR	$67,361	$60,716
Margin - Adjusted EBITDAR	13.8%	12.9%

Adjusted EBITDAR normalized	$67,361	$62,964
Margin - Adjusted EBITDAR normalized	13.8%	13.3%

Adjusted EBITDA	$30,347	$41,911
Margin - Adjusted EBITDA	6.2%	8.9%

Adjusted EBITDA normalized	$30,347	$44,159
Margin - Adjusted EBITDA normalized	6.2%	9.4%

Pre-tax income continuing operations - normalized	$17,563	$20,008

Income tax expense - normalized	$7,201	$8,057

Income from continuing operations - normalized	$10,362	$11,951

Diluted earnings per share from continuing operations - normalized	$0.40	$0.80

Net income - normalized	$9,946	$11,299

Diluted earnings per share - normalized	$0.38	$0.76

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

1 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

KEY INCOME STATEMENT FIGURES
CONSOLIDATED
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2011	June 30, 2010

Revenue	$971,571	$942,323

Depreciation and amortization	15,341	24,810

Interest expense, net	9,854	23,578

Pre-tax income	31,885	35,859

Income tax expense	13,073	14,431

Income from continuing operations	18,812	21,428

Loss from discontinued operations	(754)	(1,257)

Net income	$18,058	$20,171

Diluted earnings per share	$0.70	$1.36

Adjusted EBITDAR	$131,309	$121,599
Margin - Adjusted EBITDAR	13.5%	12.9%

Adjusted EBITDAR normalized	$131,309	$123,847
Margin - Adjusted EBITDAR normalized	13.5%	13.1%

Adjusted EBITDA	$57,383	$84,247
Margin - Adjusted EBITDA	5.9%	8.9%

Adjusted EBITDA normalized	$57,383	$86,495
Margin - Adjusted EBITDA normalized	5.9%	9.2%

Pre-tax income continuing operations - normalized	$31,885	$38,107

Income tax expense - normalized	$13,073	$15,353

Income from continuing operations - normalized	$18,812	$22,754

Diluted earnings per share from continuing operations - normalized	$0.72	$1.54

Net income - normalized	$18,058	$21,497

Diluted earnings per share - normalized	$0.70	$1.45

See definitions of Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted
EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

2 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2011	December 31, 2010
	(unaudited)	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$88,489	$81,163
Restricted cash	17,256	15,329
Accounts receivable, net	221,152	218,040
Prepaid expenses and other assets	22,990	16,859
Deferred tax assets	71,511	69,800

Total current assets	421,398	401,191

Property and equipment, net	143,880	139,860
Intangible assets, net	40,559	41,967
Goodwill	348,256	348,047
Restricted cash, non-current	351	350
Deferred tax assets	115,266	126,540
Other assets	46,596	23,803

Total assets	$1,116,306	$1,081,758

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$46,895	$49,993
Accrued compensation and benefits	61,074	61,518
Accrued self-insurance obligations, current portion	60,633	52,093
Other accrued liabilities	53,555	53,945
Current portion of long-term debt and capital lease obligations	11,099	11,050

Total current liabilities	233,256	228,599

Accrued self-insurance obligations, net of current portion	151,258	133,405
Long-term debt and capital lease obligations, net of current portion	139,450	144,930
Unfavorable lease obligations, net	8,452	9,815
Other long-term liabilities	52,379	52,566

Total liabilities	584,795	569,315

Stockholders' equity:
Preferred stock of $.01 par value, authorized 3,333 shares, zero shares were issued and outstanding as of June 30, 2011 and December 31, 2010	-	-
Common stock of $.01 par value, authorized 41,667 shares, 25,137 and 24,974 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	251	250
Additional paid-in capital	722,481	720,854
Accumulated deficit	(190,603)	(208,661)
Accumulated other comprehensive loss, net	(618)	-
	531,511	512,443
Total liabilities and stockholders' equity	$1,116,306	$1,081,758

3 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$487,674	$471,908
Costs and expenses:
Operating salaries and benefits	272,923	266,015
Self-insurance for workers' compensation and general and professional liability insurance	15,267	14,461
Operating administrative costs	13,476	13,301
Other operating costs	98,986	95,094
Center rent expense	37,014	18,805
General and administrative expenses	14,952	15,157
Depreciation and amortization	7,762	12,462
Provision for losses on accounts receivable	4,709	4,916
Interest, net of interest income of $82 and $73, respectively	4,855	11,689
Transaction costs	-	2,248
Integration costs	167	-
Total costs and expenses	470,111	454,148

Income before income taxes and discontinued operations	17,563	17,760
Income tax expense	7,201	7,135
Income from continuing operations	10,362	10,625

Loss from discontinued operations, net of related taxes	(416)	(652)

Net income	$9,946	$9,973

Basic income per common and common equivalent share:
Income from continuing operations	$0.40	$0.72
Loss from discontinued operations, net	(0.02)	(0.04)
Net income	$0.38	$0.68

Diluted income per common and common equivalent share:
Income from continuing operations	$0.40	$0.71
Loss from discontinued operations, net	(0.02)	(0.04)
Net income	$0.38	$0.67

Weighted average number of common and common equivalent shares outstanding:
Basic	26,146	14,744
Diluted	26,187	14,863

4 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$971,571	$942,323
Costs and expenses:
Operating salaries and benefits	545,025	531,104
Self-insurance for workers' compensation and general and professional liability insurance	30,529	28,901
Operating administrative costs	26,756	25,589
Other operating costs	197,577	191,746
Center rent expense	73,926	37,352
General and administrative expenses	30,331	30,424
Depreciation and amortization	15,341	24,810
Provision for losses on accounts receivable	10,044	10,712
Interest, net of interest income of $141 and $163, respectively	9,854	23,578
Transaction costs	-	2,248
Integration costs	303	-
Total costs and expenses	939,686	906,464

Income before income taxes and discontinued operations	31,885	35,859
Income tax expense	13,073	14,431
Income from continuing operations	18,812	21,428

Loss from discontinued operations, net	(754)	(1,257)

Net income	$18,058	$20,171

Basic income per common and common equivalent share:
Income from continuing operations	$0.73	$1.46
Loss from discontinued operations, net	(0.03)	(0.09)
Net income	$0.70	$1.37

Diluted income per common and common equivalent share:
Income from continuing operations	$0.72	$1.45
Loss from discontinued operations, net	(0.02)	(0.09)
Net Income	$0.70	$1.36

Weighted average number of common and common equivalent shares outstanding:
Basic	25,899	14,706
Diluted	25,967	14,821

5 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$9,946	$9,973
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	7,863	12,561
Amortization of favorable and unfavorable lease intangibles	(490)	(474)
Provision for losses on accounts receivable	4,860	5,125
Stock-based compensation expense	1,352	1,694
Deferred taxes	7,944	6,755
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(7,185)	(4,871)
Restricted cash	18	3,427
Prepaid expenses and other assets	439	(1,670)
Accounts payable	(1,582)	7,140
Accrued compensation and benefits	(4,018)	(4,362)
Accrued self-insurance obligations	(2,569)	2,805
Income taxes payable	(478)	(290)
Other accrued liabilities	(216)	(2,457)
Other long-term liabilities	(492)	(4,144)
Net cash provided by operating activities	15,392	31,212

Cash flows from investing activities:
Capital expenditures	(9,319)	(10,656)
Acquisitions, net of cash acquired	(356)	-
Net cash used for investing activities	(9,675)	(10,656)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(2,800)	(16,036)
Net cash used for financing activities	(2,800)	(16,036)

Net increase in cash and cash equivalents	2,917	4,520
Cash and cash equivalents at beginning of period	85,572	102,454
Cash and cash equivalents at end of period	$88,489	$106,974

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$15,392	$31,212
Capital expenditures	(9,319)	(10,656)
Free cash flow	$6,073	$20,556

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

6 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$18,058	$20,171
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Loss on extinguishment of debt	15,544	25,007
Depreciation and amortization	(974)	(948)
Amortization of favorable and unfavorable lease intangibles	10,504	11,139
Stock-based compensation expense	2,801	3,087
Deferred taxes	9,976	11,691
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(12,578)	(11,193)
Restricted cash	(1,928)	2,271
Prepaid expenses and other assets	190	2,613
Accounts payable	(3,501)	1,281
Accrued compensation and benefits	(580)	4,062
Accrued self-insurance obligations	(3,912)	4,842
Income taxes payable	-	338
Other accrued liabilities	(946)	13
Other long-term liabilities	(1,218)	(5,099)
Net cash provided by operating activities	31,436	69,275

Cash flows from investing activities:
Capital expenditures	(18,156)	(27,714)
Acquisitions, net of cash acquired	(356)	-
Net cash used for investing activities	(18,512)	(27,714)

Cash flows from financing activities:
Principal repayments of long-term debt and capital lease obligations	(5,598)	(36,976)
Payment to non-controlling interest	-	(2,025)
Distribution to non-controlling interest	-	(69)
Net cash used for financing activities	(5,598)	(39,070)

Net increase in cash and cash equivalents	7,326	2,491
Cash and cash equivalents at beginning of period	81,163	104,483
Cash and cash equivalents at end of period	$88,489	$106,974

Reconciliation of net cash provided by operating activities to free cash flow:

Net cash provided by operating activities	$31,436	$69,275
Capital expenditures	(18,156)	(27,714)
Free cash flow	$13,280	$41,561

Free cash flow is defined as net cash flow provided by operating activities less cash used for capital expenditures.
Free cash flow is used by management to evaluate discretionary cash flow potentially available for debt service and other financing activities.

7 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$487,674	$471,908

Net income	$9,946	$9,973

Income from continuing operations	10,362	10,625

Income tax expense	7,201	7,135

Interest, net	4,855	11,689

Depreciation and amortization	7,762	12,462

EBITDA	$30,180	$41,911

Integration costs	167	-

Adjusted EBITDA	$30,347	$41,911

Center rent expense	37,014	18,805

Adjusted EBITDAR	$67,361	$60,716

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before integration costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

8 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA and ADJUSTED EBITDAR
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2011	June 30, 2010
	(unaudited)	(unaudited)

Total net revenues	$971,571	$942,323

Net income	$18,058	$20,171

Income from continuing operations	18,812	21,428

Income tax expense	13,073	14,431

Interest, net	9,854	23,578

Depreciation and amortization	15,341	24,810

EBITDA	$57,080	$84,247

Integration costs	303	-

Adjusted EBITDA	$57,383	$84,247

Center rent expense	73,926	37,352

Adjusted EBITDAR	$131,309	$121,599

EBITDA is defined as earnings before loss on discontinued operations, income taxes, interest, net, depreciation and amortization.  Adjusted EBITDA is defined as EBITDA before integration costs.  Adjusted EBITDAR is defined as Adjusted EBITDA before center rent expense.  Adjusted EBITDA and Adjusted EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  Adjusted EBITDA and Adjusted EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability.  Adjusted EBITDA and Adjusted EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing finance performance, Adjusted EBITDA and Adjusted EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Adjusted EBITDA and Adjusted EBITDAR are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations.  Adjusted EBITDA and Adjusted EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

9 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$435,683	$29,979	$21,998	$14	$-	$487,674

Affiliated revenue	-	33,225	699	-	(33,924)	-

Total revenue	$435,683	$63,204	$22,697	$14	$(33,924)	$487,674

Income (loss) from continuing operations	$33,426	$3,427	$1,462	$(27,953)	$-	$10,362

Income tax expense	-	-	-	7,201	-	7,201

Interest, net	(30)	-	-	4,885	-	4,855

Depreciation and amortization	6,487	227	187	861	-	7,762

EBITDA	$39,883	$3,654	$1,649	$(15,006)	$-	$30,180

Integration costs	167	-	-	-	-	167

Adjusted EBITDA	$40,050	$3,654	$1,649	$(15,006)	$-	$30,347

Center rent expense	36,717	127	170	-	-	37,014

Adjusted EBITDAR	$76,767	$3,781	$1,819	$(15,006)	$-	$67,361

Normalized Adjusted EBITDA	$40,050	$3,654	$1,649	$(15,006)	$-	$30,347
Normalized Adjusted EBITDAR	$76,767	$3,781	$1,819	$(15,006)	$-	$67,361

Adjusted EBITDA margin	9.2%	5.8%	7.3%			6.2%

Adjusted EBITDAR margin	17.6%	6.0%	8.0%			13.8%

Normalized Adjusted EBITDA margin	9.2%	5.8%	7.3%			6.2%

Normalized Adjusted EBITDAR margin	17.6%	6.0%	8.0%			13.8%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

10 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2011
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$867,160	$60,076	$44,314	$21	$-	$971,571

Affiliated revenue	-	65,920	1,321	-	(67,241)	-

Total revenue	$867,160	$125,996	$45,635	$21	$(67,241)	$971,571

Income (loss) from continuing operations	$64,851	$6,199	$2,861	$(55,099)	$-	$18,812

Income tax expense	-	-	-	13,073	-	13,073

Interest, net	(36)	-	1	9,889	-	9,854

Depreciation and amortization	12,824	453	374	1,690	-	15,341

EBITDA	$77,639	$6,652	$3,236	$(30,447)	$-	$57,080

Integration costs	303	-	-	-	-	303

Adjusted EBITDA	$77,942	$6,652	$3,236	$(30,447)	$-	$57,383

Center rent expense	73,329	254	343	-	-	73,926

Adjusted EBITDAR	$151,271	$6,906	$3,579	$(30,447)	$-	$131,309

Normalized Adjusted EBITDA	$77,942	$6,652	$3,236	$(30,447)	$-	$57,383
Normalized Adjusted EBITDAR	$151,271	$6,906	$3,579	$(30,447)	$-	$131,309

Adjusted EBITDA margin	9.0%	5.3%	7.1%			5.9%

Adjusted EBITDAR margin	17.4%	5.5%	7.8%			13.5%

Normalized Adjusted EBITDA margin	9.0%	5.3%	7.1%			5.9%

Normalized Adjusted EBITDAR margin	17.4%	5.5%	7.8%			13.5%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

11 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Three Months Ended June 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$419,010	$30,017	$22,875	$6	$-	$471,908

Affiliated revenue	-	21,034	496	-	(21,530)	-

Total revenue	$419,010	$51,051	$23,371	$6	$(21,530)	$471,908

Income (loss) from continuing operations	$39,370	$3,921	$1,802	$(34,468)	$-	$10,625

Income tax expense	-	-	-	7,135	-	7,135

Interest, net	2,619	-	-	9,070	-	11,689

Depreciation and amortization	11,319	159	182	802	-	12,462

EBITDA	$53,308	$4,080	$1,984	$(17,461)	$-	$41,911

Integration costs	-	-	-	-	-	-

Adjusted EBITDA	$53,308	$4,080	$1,984	$(17,461)	$-	$41,911

Center rent expense	18,484	118	203	-	-	18,805

Adjusted EBITDAR	$71,792	$4,198	$2,187	$(17,461)	$-	$60,716

Normalized Adjusted EBITDA	$53,308	$4,080	$1,984	$(15,213)	$-	$44,159
Normalized Adjusted EBITDAR	$71,792	$4,198	$2,187	$(15,213)	$-	$62,964

Adjusted EBITDA margin	12.7%	8.0%	8.5%			8.9%

Adjusted EBITDAR margin	17.1%	8.2%	9.4%			12.9%

Normalized Adjusted EBITDA margin	12.7%	8.0%	8.5%			9.4%

Normalized Adjusted EBITDAR margin	17.1%	8.2%	9.4%			13.3%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to
Adjusted EBITDA and Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Quarter Comparison".

12 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS TO ADJUSTED EBITDA and ADJUSTED EBITDAR
($ in thousands)

For the Six Months Ended June 30, 2010
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$836,697	$59,381	$46,231	$14	$-	$942,323

Affiliated revenue	-	42,187	640	-	(42,827)	-

Total revenue	$836,697	$101,568	$46,871	$14	$(42,827)	$942,323

Income (loss) from continuing operations	$77,432	$7,797	$3,283	$(67,084)	$-	$21,428

Income tax expense	-	-	-	14,431	-	14,431

Interest, net	5,343	-	(1)	18,236	-	23,578

Depreciation and amortization	22,501	311	362	1,636	-	24,810

EBITDA	$105,276	$8,108	$3,644	$(32,781)	$-	$84,247

Integration costs	-	-	-	-	-	-

Adjusted EBITDA	$105,276	$8,108	$3,644	$(32,781)	$-	$84,247

Center rent expense	36,699	240	413	-	-	37,352

Adjusted EBITDAR	$141,975	$8,348	$4,057	$(32,781)	$-	$121,599

Normalized Adjusted EBITDA	$105,276	$8,108	$3,644	$(30,533)	$-	$86,495
Normalized Adjusted EBITDAR	$141,975	$8,348	$4,057	$(30,533)	$-	$123,847

Adjusted EBITDA margin	12.6%	8.0%	7.8%			8.9%

Adjusted EBITDAR margin	17.0%	8.2%	8.7%			12.9%

Normalized Adjusted EBITDA margin	12.6%	8.0%	7.8%			9.2%

Normalized Adjusted EBITDAR margin	17.0%	8.2%	8.7%			13.1%

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and
Adjusted EBITDAR".
See normalizing adjustments in the table "Normalizing Adjustments - Year to Date Comparison".

13 of 16

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2011		2010		2011		2010
Consolidated Company

Revenues - Non-affiliated (in thousands)
Skilled Nursing and similar facilities	$420,321		$407,091		$837,464		$813,267
Hospice	14,907		11,369		28,762		22,356
Other - Inpatient Services	455		550		934		1,074
Inpatient Services	435,683		419,010		867,160		836,697

Rehabilitation Therapy Services	29,979		30,017		60,076		59,381
Medical Staffing Services	21,998		22,875		44,314		46,231
Other - non-core businesses	14		6		21		14
Total	$487,674		$471,908		$971,571		$942,323

Revenue Mix - Non-affiliated (in thousands)
Medicare	$160,078	33%	$140,717	30%	$317,699	33%	$282,240	30%
Medicaid	186,482	38%	188,903	40%	371,161	38%	376,209	40%
Private and Other	111,093	23%	113,373	24%	223,104	23%	225,660	24%
Managed Care / Insurance	24,907	5%	23,940	5%	49,375	5%	48,334	5%
Veterans	5,114	1%	4,975	1%	10,232	1%	9,880	1%
Total	$487,674	100%	$471,908	100%	$971,571	100%	$942,323	100%

Inpatient Services Stats

Number of centers:	199		199		199		199
Number of available beds:	22,062		22,033		22,062		22,033
Occupancy %:	86.4%		87.1%		86.7%		87.4%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.9%		15.3%		15.8%		15.5%
Managed care / Ins. - SNF Beds	4.1%		4.0%		4.1%		4.1%
Total SNF skilled mix	20.0%		19.3%		19.9%		19.6%

Medicare	14.6%		14.0%		14.5%		14.1%
Medicaid	61.8%		62.0%		61.9%		61.9%
Private and Other	18.6%		19.1%		18.6%		19.1%
Managed Care / Insurance	3.8%		3.7%		3.8%		3.7%
Veterans	1.2%		1.2%		1.2%		1.2%

Revenue Mix % of revenues:
Medicare - SNF Beds	35.2%		32.2%		35.1%		32.4%
Managed care / Ins. - SNF Beds	6.1%		6.0%		6.1%		6.1%
Total SNF skilled mix	41.3%		38.2%		41.2%		38.5%

Medicare	35.7%		32.5%		35.6%		32.6%
Medicaid	42.8%		45.1%		42.8%		45.0%
Private and Other	14.6%		15.6%		14.8%		15.5%
Managed Care / Insurance	5.7%		5.6%		5.6%		5.7%
Veterans	1.2%		1.2%		1.2%		1.2%

Revenues PPD:
Medicare (Part A)	$519.04		$464.04		$519.97		$465.02
Medicare Blended Rate (Part A & B)	$556.75		$504.15		$556.86		$503.17
Medicaid	$174.00		$173.03		$173.13		$172.81
Medicaid, net of provider taxes	$159.15		$159.62		$158.38		$159.35
Private and Other	$185.88		$185.61		$189.61		$185.96
Managed Care / Insurance	$376.97		$367.37		$372.20		$365.58
Veterans	$246.89		$240.64		$246.20		$242.28

Rehab contracts

Affiliated	179		131		179		131
Non-affiliated	342		335		342		335

Average Qtrly Revenue per Contract (in thousands)	$121		$110		$121		$109

14 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 2nd QUARTER 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 2nd QUARTER 2011	$487,674	$67,361	$30,347	$17,563	$10,362	$(416)	$9,946
Percent of Revenue		13.8%	6.2%	3.6%	2.1%	-0.1%	2.0%

Normalizing Adjustments:

None	-	-	-	-	-	-	-

Normalized As Reported-2nd QUARTER 2011	$487,674	$67,361	$30,347	$17,563	$10,362	$(416)	$9,946
Percent of Revenue		13.8%	6.2%	3.6%	2.1%	-0.1%	2.0%

As Reported					$0.40	$(0.02)	$0.38
Diluted EPS: As Normalized					$0.40	$(0.02)	$0.38

	AS REPORTED - 2nd QUARTER 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 2nd QUARTER 2010	$471,908	$60,716	$41,911	$17,760	$10,625	$(652)	$9,973
Percent of Revenue		12.9%	8.9%	3.8%	2.3%	-0.1%	2.1%

Normalizing Adjustments:

REIT separation transaction costs	-	2,248	2,248	2,248	1,326	-	1,326

Normalized As Reported-2nd QUARTER 2010	$471,908	$62,964	$44,159	$20,008	$11,951	$(652)	$11,299
Percent of Revenue		13.3%	9.4%	4.2%	2.5%	-0.1%	2.4%

As Reported					$0.71	$(0.04)	$0.67
Diluted EPS: As Normalized					$0.80	$(0.04)	$0.76

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

15 of 16

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - SIX MONTHS 2011
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2011	$971,571	$131,309	$57,383	$31,885	$18,812	$(754)	$18,058
Percent of Revenue		13.5%	5.9%	3.3%	1.9%	-0.1%	1.9%

Normalizing Adjustments:

None	-	-	-	-	-	-	-

Normalized As Reported-Six Months 2011	$971,571	$131,309	$57,383	$31,885	$18,812	$(754)	$18,058
Percent of Revenue		13.5%	5.9%	3.3%	1.9%	-0.1%	1.9%

As Reported					$0.72	$(0.02)	$0.70
Diluted EPS: As Normalized					$0.72	$(0.02)	$0.70

	AS REPORTED - SIX MONTHS 2010
	Revenue	Adjusted EBITDAR	Adjusted EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Six Months 2010	$942,323	$121,599	$84,247	$35,859	$21,428	$(1,257)	$20,171
Percent of Revenue		12.9%	8.9%	3.8%	2.3%	-0.1%	2.1%

Normalizing Adjustments:

REIT separation transaction costs	-	2,248	2,248	2,248	1,326	-	1,326

Normalized As Reported-Six Months 2010	$942,323	$123,847	$86,495	$38,107	$22,754	$(1,257)	$21,497
Percent of Revenue		13.1%	9.2%	4.0%	2.4%	-0.1%	2.3%

As Reported					$1.45	$(0.09)	$1.36
Diluted EPS: As Normalized					$1.54	$(0.09)	$1.45

See definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDAR in the table "Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR".

Normalizing adjustments are transactions or adjustments not related to ongoing operations and consist of REIT separation transaction costs.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 16